UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2004

COMMISSION FILE NUMBER: 000-21629

KROLL INC.

(Exact name of registrant as specified in its charter)

Delaware	13-4131019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

900 Third Avenue
New York, NY	10022
(Address of principal executive offices)	(Zip code)

(212) 593-1000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
CONSENT OF DELOITTE & TOUCHE LLP
CERTIFICATION
CERTIFICATION
CERTIFICATION
CERTIFICATION
RESTATED ITEM 1. BUSINESS OF KROLL'S ANNUAL REPORT
RESTATED ITEM 7. MANAGEMENT DISCUSSION & ANALYSIS
RESTATED ITEM 15 (A)(1) FINANCIAL STATEMENTS

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     As previously disclosed, Kroll Inc. integrated its Security Services Segment into its Consulting Services Segment, effective January 1, 2004. Accordingly, Kroll has restated the description of its business, its management’s discussion and analysis of financial condition and results of operations and its segment data and related disclosures contained in its audited consolidated financial statements at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 to reflect this change.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

23.1	Consent of Deloitte & Touche LLP.

31.1	Certification of Kroll’s Chief Executive Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Kroll’s Chief Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of Kroll’s Chief Executive Officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of Kroll’s Chief Financial Officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Restated Item 1. Business of Kroll’s Annual Report on Form 10-K for the year ended December 31, 2003.

99.2	Restated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Kroll’s Annual Report on Form 10-K for the year ended December 31, 2003.

99.3	Restated Item 15 (a) (1) Financial Statements of Kroll’s Annual Report on Form 10-K for the year ended December 31, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kroll Inc.
By:	/s/ Steven L. Ford
Steven L. Ford
Executive Vice President and Chief Financial Officer

Date: May 28, 2004

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